SECURITIES AND EXCHANGE COMMISSION

                                        Washington, D.C.  20549

                                               FORM 8-K

                                            CURRENT REPORT


                                Pursuant to Section 13 or 15(d) of the
                                    Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported):  December 13, 1993




                                         OSHKOSH B'GOSH, INC.
                        (Exact name of registrant as specified in its charter)


      DELAWARE                            0-13365              39-0519915
      (State or other jurisdiction of    (Commission         (I.R.S.Employer
      incorporation)                      File Number)       Identification No.)


                             112 OTTER AVENUE - OSHKOSH, WISCONSIN  54901
                    (Address of principal executive office)         (Zip code)


             Registrant's telephone number, including area code (414) 231-8800









      Item 4.     Changes in Registrant's Certifying Accountant

                  On December 13, 1993, Oshkosh B'Gosh, Inc. engaged the accounting firm of Ernst & Young as the independent auditors to audit the Company's financial statements for the fiscal year ending December 31, 1993, replacing the firm of Schumaker, Romenesko & Associates, S.C., which was the independent public auditors for the Company's most recent consolidated financial statements. The change was approved by the Board of Directors.

                  In connection with the audits of the two fiscal years ended December 31, 1992, and the subsequent interim periods preceding the engagement of Ernst & Young, there were no disagreements with Schumaker, Romenesko & Associates, S.C. on any matters of accounting principles or procedures.

                  Schumaker, Romenesko & Associates, S.C.'s report on the financial statements for the prior two years contained no adverse or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. The Company has requested that Schumaker, Romenesko & Associates, S.C. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.

                  A copy of the Schumaker, Romenesko & Associates, S.C.'s letter to the SEC is filed as an addendum hereto.






















                                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                         OSHKOSH B'GOSH, INC.

                                             (Registrant)



DATE:December 13, 1993                    BY   Douglas W. Hyde
                                               Douglas W. Hyde, President



















                                 SCHUMAKER ROMENESKO & ASSOCIATES S.C.
                              CERTIFIED PUBLIC ACCOUNTANTS & CONSULTANTS




      Securities and Exchange Commission
      450 5th Street, N.W.
      Washington,  D.C.  20549

      Gentlemen:

      We have reviewed and agree with the comments in Item 4 of Form 8-K of Oshkosh B'Gosh, Inc. dated December 13, 1993.




      Schumaker, Romenesko & Associates, S.C.

      Oshkosh, Wisconsin
      December 13, 1993











                         548 PARK PLAZA, P.O. BOX 103, OSHKOSH, WI  54901-0103
                                  (414) 231-6560  FAX (414) 231-7243
                                      OSHKOSH-APPLETON-GREEN BAY
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